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                               Janus Aspen Series

                               Balanced Portfolio

                          Supplement dated May 1, 2010
                       to Currently Effective Prospectuses
                                Dated May 1, 2010

Effective May 24, 2010, this supplement expires.

Effective through May 23, 2010, the following is the first sentence of the first paragraph under Balanced Portfolio's (the "Portfolio") "PRINCIPAL INVESTMENT STRATEGIES" section of the Prospectus:

    PRINCIPAL INVESTMENT STRATEGIES
    The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential.

The strategy as reflected in the Prospectus is not expected to result in a material change to the way the Portfolio is currently managed. The Portfolio seeks an investment objective of long-term capital growth, consistent with preservation of capital and balanced by current income.

                Please retain this Supplement with your records.